UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2012 (April 4, 2012)

ALLOS THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-29815	54-1655029
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11080 CirclePoint Road, Suite 200

Westminster, Colorado 80020

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (303) 426-6262

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement

Agreement and Plan of Merger; CVR Agreement

On April 4, 2012, Allos Therapeutics, Inc., a Delaware corporation (“Allos” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Spectrum Pharmaceuticals, Inc., a Delaware corporation (“Spectrum” or “Parent”), and Sapphire Acquisition Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”).  Pursuant to the Merger Agreement and upon the terms and subject to the conditions thereof, Merger Sub will commence a tender offer (the “Offer”) to acquire all of the issued and outstanding shares of common stock of the Company, par value $0.001 per share (the “Shares”), for consideration per share consisting of (i) an amount in cash equal to $1.82 (the “Cash Portion”) and (ii) one contingent value right (a “CVR”, and together with the Cash Portion, the “Offer Price”), as set forth in the form of Contingent Value Rights Agreement, a copy of which is attached hereto as Exhibit 2.2 and is incorporated into this report by reference.  The CVR will entitle each stockholder of the Company to an additional payment of $0.11 in cash if FOLOTYN® obtains conditional approval for the treatment of patients with relapsed or refractory T-cell lymphoma in Europe in 2012 and achieves its first reimbursable commercial sale in at least three major markets in Europe by December 31, 2013.

On April 5, 2012, the Company and Parent issued a joint press release announcing that they had entered into the Merger Agreement.  A copy of the joint press release was previously furnished by the Company on Schedule 14D-9C, filed with the Securities and Exchange Commission (the “SEC”) on April 5, 2012.

Under the Merger Agreement, Merger Sub will commence the Offer within twelve days after April 4, 2012.  In the Offer, each Share validly tendered and not withdrawn will be accepted for payment by Merger Sub in accordance with the terms of the Offer (but in no event sooner than 20 business days after the commencement of the Offer).

Pursuant to the Merger Agreement, following the consummation of the Offer, and subject to the satisfaction or written waiver of certain conditions set forth in the Merger Agreement, Merger Sub will be merged with and into the Company (the “Merger”), and the Company will continue as the surviving corporation.  In the event Parent and Merger Sub acquire at least 90% of the outstanding Shares, including through exercise of the Top-Up (defined below), the Merger may be effected as a “short-form” merger under the Delaware General Corporation Law (“DGCL”) without additional approval by the Company’s stockholders.

At the effective time of the Merger (the “Effective Time”), all remaining outstanding Shares not tendered in the Offer (other than Shares owned by Parent or Merger Sub, Shares owned by the Company as treasury stock or owned of record by any subsidiary of the Company or Shares held by stockholders who properly exercise their appraisal rights under the DGCL) will be cancelled and converted into the right to receive the Offer Price.

Merger Sub’s obligation to accept for payment and pay for all Shares validly tendered pursuant to the Offer is subject to (i) the termination or expiration of any waiting period applicable to the consummation of the Offer and the Merger under the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended, (ii) a majority of the Shares outstanding having been tendered and not withdrawn at the expiration of the Offer and (iii) other customary closing conditions.  Neither the Offer nor the Merger is subject to a financing condition.

Subject to the terms of the Merger Agreement, the Company has also granted Merger Sub a right, and Merger Sub has accepted an obligation (the “Top-Up”), exercisable only after the initial acceptance for purchase by Merger Sub of Shares tendered pursuant to the Offer (the “Acceptance Time”) and upon the terms and conditions set forth in the Merger Agreement, to purchase newly issued Shares in an amount that, when added to the Shares already owned by Merger Sub at the time of the exercise of the Top-Up, would constitute one share more than ninety percent (90%) of the number of Shares that would be outstanding immediately after the issuance of all Shares issued pursuant to the exercise of the Top-Up.

The Merger Agreement contains representations, warranties and covenants of the parties as customary for transactions of this type.  The Company has also agreed to customary covenants governing the conduct of its business, including an obligation to conduct its business and operations in the ordinary course and consistent with past practices through the Effective Time.  Subject to certain limited exceptions in the Merger Agreement, the Company has agreed not to solicit, initiate or participate in discussions with third parties regarding other proposals to acquire the Company and it has agreed to certain restrictions on its ability to respond to such proposals, subject to fulfillment of certain fiduciary requirements of the Company’s Board of Directors (the “Board”).  The Merger Agreement also contains customary termination provisions for the Company and Parent and provides that, in connection with the termination of the Merger Agreement in connection with a competing acquisition proposal under certain specified circumstances, the Company may be required to pay Parent a termination fee of $7.5 million.

The Merger Agreement provides that each option to purchase shares of common stock of the Company (each, a “Company Option”) outstanding immediately prior to the Acceptance Time will vest and become exercisable in full by virtue of the Offer, and holders of all unexercised Company Options outstanding as of immediately prior to the Acceptance Time will, in consideration of the cancellation of their Company Options, be entitled to receive (i) from the Company, a cash payment in an amount equal to the product of (x) the total number of Shares provided for in such Company Option and (y) the excess, if any, of (A) the Cash Portion of the Offer Price over (B) the exercise price per Share of such Company Option, and (ii) from Parent, a CVR for each Share provided for in such Company Option, which payment shall be treated as compensation and shall be net of any applicable withholding tax.  Each Company Option with an exercise price per share equal to or in excess of the Cash Portion of the Offer Price shall be canceled upon the Acceptance time without further consideration therefor.  At the Acceptance Time, each holder of a restricted stock unit representing the right to vest in and be issued Shares (each, a “Company RSU”) that is outstanding immediately prior to the Acceptance Time shall, in consideration of the cancellation of such Company RSUs, be entitled to receive (i) from the Company, a cash payment in an amount equal to the product of (x) the total number of Shares subject to such Company RSU and (y) the Cash Portion of the Offer Price, and (ii) from Parent, a CVR for each Share subject to such Company RSU, which payment shall be treated as compensation and shall be net of any applicable withholding tax.

The Merger Agreement has been approved by the boards of directors of both Parent and the Company, and the Board has determined that the Merger Agreement, including the Offer and the Merger, are advisable and fair to, and in the best interests of, the Company and its stockholders, and recommended that stockholders of the Company accept the Offer, tender their Shares to Merger Sub pursuant to the Offer and, if a Company stockholders’ meeting is required by applicable law, recommend that stockholders of the Company adopt the Merger Agreement on the terms and subject to the conditions set forth therein.

This summary of the principal terms of the Merger Agreement and the copy of the Merger Agreement which is filed as an exhibit to this Form 8-K are intended to provide information regarding the terms of the Merger Agreement and are not intended to modify or supplement any factual disclosures about the Company in its public reports filed with the SEC.  In particular, the Merger Agreement and the related summary are not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to the Company.  The foregoing description of the Offer, Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated into this report by reference.

The Merger Agreement itself has been provided solely to inform investors of its terms.  The Merger Agreement contains representations and warranties by the Company, on the one hand, and by Parent and Merger Sub, on the other hand, made solely for the benefit of the other.  The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with signing the Merger Agreement.  The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement.  Moreover, certain representations and warranties in the Merger Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders or may have been used for the purpose of allocating risk between the Company, on the one hand, and Parent and Merger Sub, on the other hand.  Accordingly, investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about the Company, Parent or Merger Sub at the time they were made or otherwise.

Support Agreements

Concurrently with the execution and delivery of the Merger Agreement, the directors and named executive officers of the Company and Warburg Pincus Private Equity VIII, L.P. (together, the “Supporting Stockholders”) entered into Tender and Voting Agreements with Parent and Merger Sub, in the form attached hereto as Exhibit 2.3 (collectively, the “Support Agreements”).  Pursuant to the Support Agreements, the Supporting Stockholders agreed, among other things, to accept the Offer, tender all of the Shares beneficially owned by such Supporting Stockholders into the Offer and to cause all the Shares beneficially owned by such Supporting Stockholders to be voted, if necessary, in favor of, among other things, the adoption of the Merger Agreement, the approval of the Merger and the other transactions contemplated by the Merger Agreement and against, among other things, any competing acquisition proposal (and pursuant to which such Supporting Stockholders will grant a proxy with respect to such voting obligations to Parent, Merger Sub and certain individuals set forth in the Support Agreements).  In addition, the Supporting Stockholders have agreed not to solicit, initiate or engage in discussions with third parties regarding other proposals to acquire the Company.  The Support Agreements automatically terminate upon termination of the Merger Agreement in accordance with its terms or upon the occurrence of certain other specified events.

The foregoing description of the Support Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Support Agreement, a copy of which is attached hereto as Exhibit 2.3 and is incorporated into this report by reference.

Item 5.02                                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)                                  Material Compensatory Plan, Contract or Arrangement

On April 4, 2012, the Company adopted an amendment (the “Amendment”) to the Rights Agreement, dated as of May 6, 2003 (as amended, the “Company Rights Agreement”), by and between the Company and Computershare Shareowner Services (f/k/a Mellon Investor Services LLC), as rights agent, to, among other matters, provide that (i) none of Parent, any of its stockholders nor any of their respective Affiliates or Associates (as such terms are defined in the Company Rights Agreement), shall be deemed to be an Acquiring Person (as defined in the Company Rights Agreement) as a result of the execution, delivery or performance of the Merger Agreement or the Support Agreements, the commencement or consummation of the Offer, the consummation of the Merger and the other transactions contemplate by the Merger Agreement and the Support Agreements (the “Contemplated Transactions”), (ii) neither a Shares Acquisition Date (as defined in the Company Rights Agreement) nor a Distribution Date (as defined in the Company Rights Agreement) shall be deemed to occur as a result of the execution, delivery or performance of the Merger Agreement, the Support Agreements, the commencement or consummation of the Offer or the consummation of the Merger or any of the other Contemplated Transactions, and (iii) the Company Rights will not separate from the Company Common Stock as a result of the execution, delivery or performance of the Merger Agreement, the Support Agreements or the commencement or consummation of the Offer, the consummation of the Merger or any of the other Contemplated Transactions.  The foregoing description of the Amendment and the Company Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 2.4 and is incorporated into this report by reference.

Additional Information about the Transaction and Where to Find It

The Offer has not yet commenced.  This filing and the attached exhibits are neither an offer to buy nor a solicitation of an offer to sell any securities of Allos.  The solicitation and the Offer to buy shares of Allos’ common stock will only be made pursuant to a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and other related materials that Merger Sub intends to file with the SEC.  In addition, Allos will file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the Offer and, if applicable, a proxy statement regarding the Merger.  Once filed, investors will be able to obtain the tender statement on Schedule TO, the offer to purchase, the Solicitation/Recommendation Statement of Allos on Schedule 14D-9, the proxy statement, if applicable, and related materials with respect to the Offer and the Merger, free of charge at the website of the SEC at www.sec.gov, from the information agent and dealer manager named in the tender offer materials.  Investors may also obtain, at no charge, the documents filed with or furnished to the SEC by Allos under the “Investors” section of Allos’ website at www.allos.com.  Investors are advised to read these documents when they become available, including the Solicitation/Recommendation Statement of Allos and any amendments thereto, as well as any other documents relating to the Offer and the Merger that are filed with the SEC, carefully and in their entirety prior to making any decisions with respect to whether to tender their shares into the Offer because they contain important information, including the terms and conditions of the Offer.

Forward-Looking Statements

Certain statements either contained in or incorporated by reference into this document, other than purely historical information, including estimates, projections and statements relating to the Company’s business plans, objectives and expected operating results, and the assumptions upon which those statements are based, are “forward-looking statements.”  These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions.  Such forward-looking statements include the ability of the Company, Parent and Merger Sub to complete the transactions contemplated by the Merger Agreement, including the parties’ ability to satisfy the conditions to the consummation of the Offer and the other conditions set forth in the Merger Agreement and the possibility of any termination of the Merger Agreement.  The forward-looking statements contained in this document are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from the forward-looking statements.  Actual results may differ materially from current expectations because of risks associated with uncertainties as to the timing of the Offer and the subsequent Merger; uncertainties as to how many of the Company’s stockholders will tender their shares of common stock in the Offer; the risk that competing offers or acquisition proposals will be made; the possibility that various conditions to the consummation of the Offer or the Merger may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Offer or the Merger;

the effects of disruption from the transactions on the Company’s business and the fact that the announcement and pendency of the transactions may make it more difficult to establish or maintain relationships with employees, suppliers and other business partners; the risk that stockholder litigation in connection with the Offer or the Merger may result in significant costs of defense, indemnification and liability; other uncertainties pertaining to the business of the Company, including those set forth in the filings of the Company with the SEC, especially in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 filed with the SEC on March 26, 2012 and in other periodic reports and filings with the Securities and Exchange Commission from time to time, including the Company’s Quarterly Reports on Form 10-Q.  The reader is cautioned not to unduly rely on these forward-looking statements.  The Company expressly disclaims any intent or obligation to update or revise publicly these forward-looking statements except as required by law.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

2.1                                 Agreement and Plan of Merger, dated as of April 4, 2012, by and among Allos Therapeutics, Inc., Spectrum Pharmaceuticals, Inc. and Sapphire Acquisition Sub, Inc.*

2.2                                 Form of Contingent Value Rights Agreement.

2.3                                 Form of Tender and Voting Agreement, dated as of April 4, 2012, by and between Spectrum Pharmaceuticals, Inc., Sapphire Acquisition Sub, Inc. and the stockholders as set forth therein.

2.4                                 Amendment, dated as of April 4, 2012, to the Rights Agreement, dated as of May 6, 2003, by and between Allos Therapeutics, Inc. and Computershare Shareowner Services LLC (f/k/a Mellon Investor Services LLC), as amended.

* Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K.  The Company agrees to furnish a supplemental copy of any omitted schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of April 6, 2012

ALLOS THERAPEUTICS, INC.

By:	/s/ Marc H. Graboyes

Name:	Marc H. Graboyes
Title:	Senior Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of April 4, 2012, by and among Allos Therapeutics, Inc., Spectrum Pharmaceuticals, Inc. and Sapphire Acquisition Sub, Inc.*

2.2	Form of Contingent Value Rights Agreement.

2.3	Form of Tender and Voting Agreement, dated as of April 4, 2012, by and between Spectrum Pharmaceuticals, Inc., Sapphire Acquisition Sub, Inc. and the stockholders as set forth therein.

2.4

Amendment, dated as of April 4, 2012, to the Rights Agreement, dated as of May 6, 2003, by and between Allos Therapeutics, Inc. and Computershare Shareowner Services LLC (f/k/a Mellon Investor Services LLC), as amended.

* Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K.  The Company agrees to furnish a supplemental copy of any omitted schedule to the SEC upon request.